UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2008
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

100 Glenborough, Suite 100
Houston, Texas	77067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 9, 2008, the Board of Directors of Noble Energy, Inc. (the “Company”) approved amendments to the Company’s By-Laws, which became effective as of that date. Apart from non-substantive language and conforming changes, the By-Laws were amended and restated in the manner summarized below.
     Section 2(b) of Article II and Section 1(h) of Article III govern advance notice requirements for stockholder proposals. These sections have been revised to require that any stockholder who wishes to bring business before or propose director nominations at an annual meeting of Company stockholders give advance written notice to the Company’s Secretary not less than 120 days before the anniversary date of the last annual meeting of stockholders. However, if the date of the annual meeting is not within 30 days of the anniversary of the previous year’s annual meeting, a stockholder must give notice no later than the tenth day following the day when notice of the meeting was mailed or a public announcement of the meeting was made. These sections also were revised to require that a stockholder making a proposal provide the Company with certain information, including information about their proposal, their ownership interest in Company and any other direct or indirect pecuniary or economic interest in any capital stock of the Company, and any arrangements or understandings with other persons in connection with the stockholder proposal.
     Section 3 of Article VI has been revised to clarify that the indemnification rights conferred upon officers, directors, employees and agents of the Company may not be affected by any subsequent repeal or modification of that Article.
     Sections 1 and 4 of Article VII have been revised to specifically provide for the issuance of capital stock of the Company in uncertificated form. Although the By-Laws previously did not prohibit the issuance, transfer and registration of uncertificated shares of the Company’s capital stock, the purpose of the amendment was to clarify that the Company may issue shares of its capital stock in certificated or uncertificated form.
     This summary of the amendments made to the existing By-Laws of the Company is not intended to be complete and is qualified in its entirety by reference to the By-Laws, amended and restated as of December 9, 2008 and attached to this report as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. The following exhibit is furnished as part of this current Report on Form 8-K:
3.1	By-Laws of Noble Energy, Inc. as amended through December 9, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: December 15, 2008	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	By-Laws of Noble Energy, Inc. as amended through December 9, 2008.